Inventories and pre-publication costs	12 Months Ended
Dec. 31, 2020
Disclosure Of Information About Inventories Explanatory [Abstract]
Inventories and pre-publication costs

19 Inventories and pre-publication costs

Accounting policy

Inventories and pre-publication costs are stated at the lower of cost, including appropriate attributable overhead, and estimated net realisable value. Such costs typically comprise direct internal labour costs and externally commissioned editorial and other fees.

Pre-publication costs, representing costs incurred in the origination of content prior to publication, are expensed systematically reflecting the expected sales profile over the estimated economic lives of the related products, generally up to five years.

Annual reviews are carried out to assess the recoverability of carrying amounts.

	2020	2019
	£m	£m
Raw materials	2	2
Pre-publication costs	204	181
Finished goods	34	34
Total	240	217